SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2003

REMEDYTEMP, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-5260	95-2890471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Enterprise

Aliso Viejo, California 92656

(Address of Principal Executive Offices and Zip Code)

(949) 425-7600

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS.

Exhibit No.	Description

99.1	Press release of RemedyTemp, Inc. issued November 19, 2003

ITEM 9.	REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On November 19, 2003, RemedyTemp, Inc. issued a press release announcing its fourth fiscal quarter and fiscal year results ended September 28, 2003 and will hold a conference call on such date. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2003
REMEDYTEMP, INC.

	By:	/s/ Greg Palmer
Greg Palmer
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press release of RemedyTemp, Inc. issued on November 19, 2003